                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                          DATE OF REPORT: MAY 24, 2004

                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  Delaware                           1-14987                      31-1333930
---------------               ---------------------            ---------------
(STATE OR OTHER               (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION OR                                               NUMBER)
ORGANIZATION)

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM  5. OTHER EVENTS.

         On May 24, 2004, Too, Inc. (the "Company") issued a press release announcing the resignations of two of the Company's executive officers. Kent A. Kleeberger resigned as Executive Vice President and Chief Financial Officer, effective as of June 23, 2004. James C. Petty resigned as President and General Manager of Limited Too, also effective as of June 23, 2004. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         (c) EXHIBITS.

                Exhibit No.                   Description

                    99 Press Release, dated May 24, 2004, entitled "Too, Inc. Announces Resignations of Two Executive Officers."




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOO, INC.

Date:   May 24, 2004                By:      /s/ William E. May
                                       ----------------------------------------
                                       William E. May
                                       Executive Vice President and Chief
                                       Operating Officer


                                       2

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                                  EXHIBIT INDEX

Exhibit No.                            Description

     99      *      Press Release, dated May 24, 2004, entitled "Too, Inc.
                    Announces Resignations of Two Executive Officers."

-------------------

* Filed with this report.


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